Exhibit 10.12(e)

AMENDMENT NO. 4 TO

REVOLVING CREDIT AND SECURITY AGREEMENT

THIS AMENDMENT NO. 4 (the “Amendment”) is made and entered into as of March 25, 2005 by and among Countrywide Warehouse Lending (“Lender”), Aames Capital Corporation, Aames Funding Corporation, Aames Financial Corporation, and Aames Investment Corporation (collectively, “Borrower”). This Amendment amends that certain Revolving Credit and Security Agreement by and between Lender and Borrower dated as of June 26, 2003 (as amended from time to time, the “Credit Agreement”).

RECITALS

Lender and Borrower have previously entered into the Credit Agreement pursuant to which Lender may, from time to time, provide Borrower credit in the form of a warehouse line secured by residential mortgage loans. Lender and Borrower hereby agree that the Credit Agreement shall be amended as provided herein.

In consideration of the mutual promises contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Lender and Borrower hereby agree as follows:

1.	Notice. Lender and Borrower agree to delete Section 9.4(g) in its entirety and replace it with the following:

(g) any demand, whether in the individual or aggregate, in excess of $50,000,000 by an Investor(s) or Insurer(s) in any given fiscal quarter for the repurchase of mortgage loans or indemnification, in addition Borrower shall provide Lender on a monthly basis its report on outstanding repurchase demands or indemnification requests from any Investor or Insurer;

2.	Payment of Dividends and Retirement of Stock. Lender and Borrower agree to delete Section 10.9 Payment of Dividends and Retirement of Stock in its entirety and replace it with the following:

Borrower may without the prior written approval of Lender (a) declare or pay any dividends upon its shares of stock now or hereafter outstanding, including dividends payable in the capital stock of Borrower, or make any distribution of assets to its shareholders, whether in cash, property or securities, or (b) acquire, purchase, redeem or retire shares of its capital stock now or hereafter outstanding for value; so long as no Event of Default or Potential Default has occurred and is continuing and the making of any such dividend or distribution payments will not otherwise cause Borrower to be in breach of its obligations hereunder.

3.	Adjusted Leverage Ratio. Lender and Borrower agree to add the term Adjusted Leverage Ratio, defined as follows:

“Adjusted Leverage Ratio: means, at any time, the ratio of (i) the aggregate principal amount of all indebtedness (other than outstanding non-recourse real estate investment trust portfolio debt, but including outstanding balances on repurchase facilities or off balance sheet financing) of Aames Investment Corporation and its Subsidiaries at such time which on a consolidated basis in accordance with GAAP would be required to be reflected on a consolidated balance sheet of AIC and its Subsidiaries as a liability to (ii) the Tangible Net Worth of AIC and its Subsidiaries.”

4.	No Other Amendments. Other than as expressly modified and amended herein, the Credit Agreement shall remain in full force and effect and nothing herein shall affect the rights and remedies of Lender as provided under the Credit Agreement.

5.	Capitalized Terms. Any capitalized term used herein and not otherwise defined herein shall have the meaning ascribed to such term in the Credit Agreement.

IN WITNESS WHEREOF, Lender and Borrower have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the date first written above.

COUNTRYWIDE WAREHOUSE LENDING

By:
Signature

Name:

Title:

AAMES CAPITAL CORPORATION

By:
Signature

Name:

Title:

AAMES FUNDING CORPORATION

By:
Signature

Name:

Title:

AAMES INVESTMENT CORPORATION

By:
Signature

Name:

Title:

AAMES FINANCIAL CORPORATION

By:
Signature

Name:

Title:

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